Exhibit 1.01

Hurco Companies, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2015

Overview

This conflict minerals report for the year ended December 31, 2015 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule was adopted by the Securities and Exchange Commission (the “SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products (“necessary conflict minerals”). “Conflict minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, and tungsten. These requirements apply to registrants whatever the geographic origin of the necessary conflict minerals.

If a registrant can establish that the necessary conflict minerals in its products originated from sources other than the Democratic Republic of the Congo (“DRC”) or an adjoining country (the “Covered Countries”), or from recycled and scrap sources, the registrant must submit a specialized disclosure report under Form SD that describes the steps that the registrant took to determine the origin of the necessary conflict minerals in its products.

If a registrant knows or has reason to believe that any of the necessary conflict minerals in its products may have originated in the DRC or an adjoining country, or knows or has reason to believe that the necessary conflict minerals may not be solely from recycled or scrap sources, then the registrant must exercise due diligence on the conflict minerals’ source and chain of custody, and the registrant must annually submit a conflict minerals report to the SEC that includes a description of those due diligence measures.

Company and Supply Chain Description

This disclosure has been prepared by management of Hurco Companies, Inc. (herein referred to as “Hurco” the “Company”, “we,” “us,” or “our”). Hurco is an industrial technology company that designs, manufactures and sells computerized (i.e., Computer Numeric Control) machine tools, consisting primarily of vertical machining centers (mills) and turning centers (lathes), to companies in the metal cutting industry. The scope of this report includes all of Hurco’s products, except those manufactured and sold under the Milltronics and Takumi brands of CNC machine tools, which brands were acquired by Hurco in July 2015 when it acquired substantially all of the assets of Milltronics Manufacturing Company, Inc. and Takumi Machinery Co., Ltd. In accordance with the Rule, we are delaying reporting on these products until the Form SD for the calendar year 2017 reporting period.

Our products, such as our proprietary control systems that include printed circuit boards, connectors, liquid crystal displays, touch screens, and keypads, may contain necessary conflict minerals. In addition, various components of our products, such as motors and drives and encoders, contain electronic components that may contain conflict minerals. We determined that during the 2015 calendar year, we manufactured and sub-contracted to manufacture products that use purchased components containing conflict minerals and that the use of these minerals is necessary to the functionality or production of those products.

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We are a downstream consumer of necessary conflict minerals. In most cases, there are several layers of third parties in the supply chain between the original source of the minerals and us. The majority of our direct suppliers are several steps removed from smelters and mines, purchasing their components and products from suppliers who are also removed from direct interaction with smelters, refiners and mines. Many of our suppliers and sub-suppliers also supply to other manufacturers of machine tools and accessories. Since we do not purchase necessary conflict minerals directly from mines, smelters or refiners, we rely on our direct suppliers to provide information regarding the origin of these minerals.

Reasonable Country of Origin Inquiry

We conducted in good faith a reasonable country of origin inquiry (“RCOI”) to determine whether or not any of the necessary conflict minerals in our products originated in the Covered Countries or were from recycled or scrap sources. The methods we employed to determine the origin of necessary conflict minerals in our products were:

•	Identifying relevant suppliers whom we believed were likely to provide us with components and raw materials containing necessary conflict minerals;
•	Sending letters to our direct suppliers explaining the Rule and our disclosure obligations;
•	Soliciting survey responses from direct suppliers of components of our products, using the Conflict Minerals Reporting Template created by the Electronics Industry Citizenship Coalition (“EICC”)/Global e-Sustainability Initiative (“GeSI”) (the “EICC/GeSI Conflict Mineral Reporting Template”) and a customized conflict minerals questionnaire to identify the smelters and refiners of necessary conflict minerals in our supply chain;
•	Sending reminders and following up with suppliers that did not respond to our requests for information; and
•	Reviewing responses that we received from our suppliers and following up by email and telephone with those whose responses appeared to be incomplete, incorrect, or not reliable.

Due Diligence Program

Pursuant to the Company’s Conflict Minerals policy, we developed a due diligence framework utilizing the Organisation for Economic Co-operation and Development (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements for gold and for tin, tantalum and tungsten. We work closely with our direct suppliers to determine the potential use of conflict minerals in our supply chain and request our suppliers to conduct the necessary due diligence to provide us with proper verification of the source and chain of custody of the materials used in their products. We have also adopted and communicated to the public a company policy on conflict minerals. This policy can be found at the following website: http://www.hurco.com/en-us/about-hurco/investors/Documents/Conflict_Minerals_Policy.pdf.

The due diligence measures performed for the reporting year ended December 31, 2015 are summarized below.

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Establish Strong Company Management Systems.

We have structured a task force comprised of individuals from the Supply Chain Management, Procurement, Engineering, and Finance departments within the Company to support the process of supply chain due diligence. We have held meetings with management from various departments to identify products that are affected by the conflict minerals and mapped them to their respective suppliers. From the risks identified in our supply chain, we established a strategy to respond to those risks by strengthening governance and communication with suppliers.

Identify and Assess Risk in the Supply Chain.

We developed a risk-based approach that focused on our direct suppliers that we believed were likely to provide us with components and raw materials containing necessary conflict minerals. This was accomplished by members of the task force reviewing the listing of components and raw materials provided by our direct suppliers and identifying those components and raw materials that may contain necessary conflict minerals. As a result, we developed a customized conflict minerals questionnaire using the template developed by the EICC and the GeSI as guidance.

We sent these customized questionnaires and a survey using the EICC/GeSI Conflict Minerals Reporting Template to our eight identified direct suppliers and requested information about the source of conflict minerals contained in the components supplied to us. All eight of our direct suppliers responded to our inquiries, of which seven suppliers responded “yes” to the presence of conflict minerals in their products. However, these seven suppliers provided their responses to us at a company-wide level, rather than at a product level specific to the materials they supplied to us. Therefore, for necessary conflict minerals sourced from these direct suppliers, we were unable to determine which, if any, of the smelters and countries of origin listed in their responses were the actual source of necessary conflict minerals they supplied. We intend to continue to work with our direct suppliers in the future to obtain and validate the names of smelters/refiners and related countries of origin that supply conflict minerals for our products. Using our supply chain due diligence processes, we hope to further develop transparency into our supply chain.

Design and Implement a Strategy to Respond to Identified Risks.

As part of our risk management plan, to ensure that our suppliers understand our expectations, we have described our intention to source responsibly in our policy on conflict minerals, which can be found at http://www.hurco.com/en-us/about-hurco/investors/Documents/Conflict_Minerals_Policy.pdf. In addition, the Company has taken and continues to take steps to manage risks, including: engaging with manufacturers and suppliers to obtain current, accurate and complete information about the Company’s supply chains;  encouraging manufacturers and suppliers to implement responsible sourcing and asking manufacturers and suppliers to encourage smelters and refiners to obtain a “conflict-free” designation from an independent, third-party auditor and taking part in industry initiatives promoting “conflict-free” supply chains.

Reliance on Independent Third-Party Audit of Supply Chain Due Diligence at the Smelter/ Refiner Level.

As mentioned above in the Company and Supply Chain Description, we conducted a survey of our eight direct suppliers using a customized questionnaire and the EICC/GeSI Conflict Minerals Reporting Template. However, we do not have direct relationships with conflict minerals smelters and refiners in our supply chain; thus, we do not perform direct audits of the entities that provide our supply chain with the necessary conflict minerals. We do rely upon the published results of audits conducted by the Conflict-Free Sourcing Initiative and other recognized certification programs in order to comply with OECD guidance to conduct independent third party audits. We also rely upon industry efforts to influence smelters and refineries to participate in the EICC/GeSI Conflict-Free Smelter Program (“CFSP”).

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Report on Supply Chain Due Diligence.

The Company has filed with the SEC its specialized disclosure report on Form SD, which includes this Conflict Minerals Report as Exhibit 1.01, for the reporting period from January 1, 2015 to December 31, 2015. In accordance with OECD Guidance and the Rule, the Company has also made these disclosures available on its website at www.hurco.com under the “Investors” section.

Due Diligence Results

As described above, components of our products contain conflict minerals that are necessary to the functionality or production of those products. Based on the information we have obtained pursuant to our good faith reasonable country of origin inquiry and due diligence process, our direct suppliers provided us with the 344 smelters (listed in Exhibit A) as potentially having processed the necessary conflict minerals used in our products during 2015.

The below table summarizes certain information pertaining to 344 smelters identified as of May 16, 2016:

Total number of smelters identified by direct suppliers	344
Number of smelters determined to be “Compliant” by the CFSP	201
Number of “Active/In progress” smelters **	44
Number for which further information is needed to determine status (“Unclassified" smelters)	99

**“Active/In progress” smelters are those who have committed to undergo a CFSP audit or are participating in one of the cross-recognized certification programs.

Although we request that our direct suppliers provide responses at the product-level, as stated above, all of our direct suppliers that responded “yes” to the presence of conflict minerals in their products provided responses at the company-level, meaning that they reported the smelter information for all of their products, not just for the products sold to us. As such, our list of smelters disclosed in Exhibit A contains more smelters than those that actually process or refine the necessary conflict minerals contained in our products.

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Continuous Improvement Efforts to Mitigate Risk

The due diligence discussed above is an ongoing process. For 2016, we intend to take the following steps to refine procedures to meet the goals and adhere to values set forth in our Conflict Minerals policy:

•	Continue to conduct and report annually on supply chain due diligence for the applicable conflict minerals;
•	Continue to enhance our supplier validation program intended to promote supplier engagements and enhance supplier knowledge of responsible sourcing from the Covered Countries;
•	Continue to encourage our suppliers to establish an alternative source of conflict minerals, if any are found to be supplying the Company with conflict minerals from sources that support armed conflict in the Covered Countries;
•	Continue to work with our suppliers who have indicated the presence of conflict minerals at a company-wide level to obtain product-level declarations in order to refine the smelter list to include only actual verified smelters within our supply chain; and
•	Continue to work to improve the accuracy of the smelter list.

Independent Private Sector Audit

Not applicable.

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Exhibit A

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	CFSI Status as of May 16, 2016
Gold	Advanced Chemical Company	UNITED STATES	Active
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Compliant
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN	Unclassified
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Unclassified
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Compliant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Active
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	Compliant
Gold	Argor-Heraeus SA	SWITZERLAND	Unclassified
Gold	Asahi Pretec Corporation	JAPAN	Unclassified
Gold	Asahi Refining Canada Limited	CANADA	Unclassified
Gold	Asahi Refining USA Inc.	UNITED STATES	Compliant
Gold	Asaka Riken Co., Ltd.	JAPAN	Compliant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Unclassified
Gold	Aurubis AG	GERMANY	Compliant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Compliant
Gold	Bauer Walser AG	GERMANY	Unclassified
Gold	Boliden AB	SWEDEN	Compliant
Gold	C. Hafner GmbH + Co. KG	GERMANY	Compliant
Gold	Caridad	MEXICO	Unclassified
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Compliant
Gold	Cendres + Métaux SA	SWITZERLAND	Unclassified
Gold	Chimet S.p.A.	ITALY	Compliant
Gold	China National Gold Group Corporation	CHINA	Unclassified
Gold	Chugai Mining	JAPAN	Unclassified
Gold	Colt Refining	UNITED STATES	Unclassified
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	Active
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Unclassified
Gold	DODUCO GmbH	GERMANY	Compliant
Gold	Dowa	JAPAN	Compliant
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Active
Gold	Eco-System Recycling Co., Ltd.	JAPAN	Compliant
Gold	Elemetal Refining, LLC	UNITED STATES	Compliant
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Compliant
Gold	Faggi Enrico S.p.A.	ITALY	Active
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Unclassified
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	Unclassified
Gold	Geib Refining Corporation	UNITED STATES	Active
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Unclassified
Gold	Guangdong Jinding Gold Limited	CHINA	Unclassified
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Unclassified
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Unclassified
Gold	Heimerle + Meule GmbH	GERMANY	Compliant
Gold	Heraeus Ltd. Hong Kong	CHINA	Compliant
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Compliant

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Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	CFSI Status as of May 16, 2016
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Compliant
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	Unclassified
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	Unclassified
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Compliant
Gold	Istanbul Gold Refinery	TURKEY	Compliant
Gold	Japan Mint	JAPAN	Compliant
Gold	Jiangxi Copper Company Limited	CHINA	Unclassified
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Compliant
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Compliant
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Compliant
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Unclassified
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Unclassified
Gold	Kazzinc	KAZAKHSTAN	Compliant
Gold	Kennecott Utah Copper LLC	UNITED STATES	Compliant
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	Active
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Compliant
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	Unclassified
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	Unclassified
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Unclassified
Gold	L' azurde Company For Jewelry	SAUDI ARABIA	Unclassified
Gold	Lingbao Gold Company Limited	CHINA	Unclassified
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Unclassified
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Compliant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Unclassified
Gold	Materion	UNITED STATES	Compliant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Compliant
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA	Unclassified
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Compliant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Compliant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Active
Gold	Metalor Technologies SA	SWITZERLAND	Unclassified
Gold	Metalor USA Refining Corporation	UNITED STATES	Compliant
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	Unclassified
Gold	Mitsubishi Materials Corporation	JAPAN	Compliant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Compliant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Compliant
Gold	Morris and Watson	NEW ZEALAND	Unclassified
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Compliant
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Compliant
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Active
Gold	Nihon Material Co., Ltd.	JAPAN	Compliant
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Compliant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Compliant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Compliant
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	Unclassified
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Compliant
Gold	PAMP SA	SWITZERLAND	Unclassified
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Unclassified

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Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	CFSI Status as of May 16, 2016
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Compliant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Compliant
Gold	PX Précinox SA	SWITZERLAND	Unclassified
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Compliant
Gold	Republic Metals Corporation	UNITED STATES	Compliant
Gold	Royal Canadian Mint	CANADA	Compliant
Gold	SAAMP	FRANCE	Unclassified
Gold	Sabin Metal Corp.	UNITED STATES	Unclassified
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Active
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF	Unclassified
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Active
Gold	Schone Edelmetaal B.V.	NETHERLANDS	Compliant
Gold	SEMPSA Joyería Platería SA	SPAIN	Unclassified
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Unclassified
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Compliant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Compliant
Gold	Singway Technology Co., Ltd.	TAIWAN	Compliant
Gold	So Accurate Group, Inc.	UNITED STATES	Unclassified
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Compliant
Gold	Solar Applied Materials Technology Corp.	TAIWAN	Compliant
Gold	Sudan Gold Refinery	SUDAN	Unclassified
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Compliant
Gold	T.C.A S.p.A	ITALY	Compliant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Compliant
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Compliant
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Compliant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Unclassified
Gold	Tony Goetz NV	BELGIUM	Unclassified
Gold	Torecom	KOREA, REPUBLIC OF	Active
Gold	Umicore Brasil Ltda.	BRAZIL	Compliant
Gold	Umicore Precious Metals Thailand	THAILAND	Compliant
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	Unclassified
Gold	United Precious Metal Refining, Inc.	UNITED STATES	Compliant
Gold	Valcambi SA	SWITZERLAND	Unclassified
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	Compliant
Gold	WIELAND Edelmetalle GmbH	GERMANY	Active
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	Compliant
Gold	Yokohama Metal Co., Ltd.	JAPAN	Compliant
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Unclassified
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Compliant
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Compliant
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM	Unclassified
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Compliant
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	Compliant
Tantalum	D Block Metals, LLC	UNITED STATES	Compliant
Tantalum	Duoluoshan	CHINA	Compliant
Tantalum	E.S.R. Electronics	UNITED STATES	Active
Tantalum	Exotech Inc.	UNITED STATES	Compliant
Tantalum	F&X Electro-Materials Ltd.	CHINA	Compliant
Tantalum	FIR Metals & Resource Ltd.	CHINA	Compliant

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Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	CFSI Status as of May 16, 2016
Tantalum	Global Advanced Metals Aizu	JAPAN	Compliant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	Compliant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Compliant
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Unclassified
Tantalum	H.C. Starck Co., Ltd.	THAILAND	Compliant
Tantalum	H.C. Starck GmbH Goslar	GERMANY	Compliant
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	Compliant
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Compliant
Tantalum	H.C. Starck Inc.	UNITED STATES	Compliant
Tantalum	H.C. Starck Ltd.	JAPAN	Compliant
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	Compliant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Compliant
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	Compliant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Compliant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Compliant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Compliant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Compliant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Compliant
Tantalum	KEMET Blue Metals	MEXICO	Compliant
Tantalum	KEMET Blue Powder	UNITED STATES	Compliant
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	Compliant
Tantalum	LSM Brasil S.A.	BRAZIL	Compliant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Compliant
Tantalum	Mineração Taboca S.A.	BRAZIL	Compliant
Tantalum	Mitsui Mining & Smelting	JAPAN	Compliant
Tantalum	Molycorp Silmet A.S.	ESTONIA	Compliant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Compliant
Tantalum	Plansee SE Liezen	AUSTRIA	Compliant
Tantalum	Plansee SE Reutte	AUSTRIA	Compliant
Tantalum	QuantumClean	UNITED STATES	Compliant
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	Compliant
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	Compliant
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA	Unclassified
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Compliant
Tantalum	Taki Chemicals	JAPAN	Compliant
Tantalum	Telex Metals	UNITED STATES	Compliant
Tantalum	Tranzact, Inc.	UNITED STATES	Compliant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Compliant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Compliant
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Compliant
Tantalum	Zhuzhou Cemented Carbide	CHINA	Compliant
Tin	Alpha	UNITED STATES	Compliant
Tin	An Thai Minerals Company Limited	VIET NAM	Unclassified
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Active
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	Unclassified
Tin	China Tin Group Co., Ltd.	CHINA	Compliant
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Unclassified
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	Compliant
Tin	CV Ayi Jaya	INDONESIA	Compliant
Tin	CV Dua Sekawan	INDONESIA	Active

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Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	CFSI Status as of May 16, 2016
Tin	CV Gita Pesona	INDONESIA	Compliant
Tin	CV Makmur Jaya	INDONESIA	Unclassified
Tin	CV Serumpun Sebalai	INDONESIA	Compliant
Tin	CV Tiga Sekawan	INDONESIA	Active
Tin	CV United Smelting	INDONESIA	Compliant
Tin	CV Venus Inti Perkasa	INDONESIA	Compliant
Tin	Dowa	JAPAN	Compliant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Active
Tin	Elmet S.L.U. (Metallo Group)	SPAIN	Unclassified
Tin	EM Vinto	BOLIVIA	Compliant
Tin	Estanho de Rondônia S.A.	BRAZIL	Unclassified
Tin	Feinhütte Halsbrücke GmbH	GERMANY	Unclassified
Tin	Fenix Metals	POLAND	Compliant
Tin	Gejiu Fengming Metalurgy Chemical Plant	CHINA	Unclassified
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Active
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Compliant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Active
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Unclassified
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Active
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Active
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Unclassified
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Compliant
Tin	Jiangxi Nanshan	CHINA	Unclassified
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	Unclassified
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Compliant
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Compliant
Tin	Melt Metais e Ligas S/A	BRAZIL	Unclassified
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	Unclassified
Tin	Metallic Resources, Inc.	UNITED STATES	Compliant
Tin	Metallo Chimique	BELGIUM	Unclassified
Tin	Metallo-Chimique N.V.	BELGIUM	Compliant
Tin	Mineração Taboca S.A.	BRAZIL	Compliant
Tin	Minsur	PERU	Compliant
Tin	Mitsubishi Materials Corporation	JAPAN	Compliant
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Unclassified
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Active
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	Unclassified
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Compliant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Compliant
Tin	Operaciones Metalurgical S.A.	BOLIVIA	Compliant
Tin	Phoenix Metal Ltd.	RWANDA	Active
Tin	PT Alam Lestari Kencana	INDONESIA	Unclassified
Tin	PT Aries Kencana Sejahtera	INDONESIA	Compliant
Tin	PT Artha Cipta Langgeng	INDONESIA	Compliant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Compliant
Tin	PT Babel Inti Perkasa	INDONESIA	Compliant
Tin	PT Babel Surya Alam Lestari	INDONESIA	Unclassified
Tin	PT Bangka Kudai Tin	INDONESIA	Unclassified
Tin	PT Bangka Prima Tin	INDONESIA	Compliant
Tin	PT Bangka Putra Karya	INDONESIA	Unclassified

15

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	CFSI Status as of May 16, 2016
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	Unclassified
Tin	PT Bangka Tin Industry	INDONESIA	Compliant
Tin	PT Belitung Industri Sejahtera	INDONESIA	Compliant
Tin	PT BilliTin Makmur Lestari	INDONESIA	Compliant
Tin	PT Bukit Timah	INDONESIA	Compliant
Tin	PT Cipta Persada Mulia	INDONESIA	Compliant
Tin	PT Donna Kembara Jaya	INDONESIA	Unclassified
Tin	PT DS Jaya Abadi	INDONESIA	Compliant
Tin	PT Eunindo Usaha Mandiri	INDONESIA	Compliant
Tin	PT Fang Di MulTindo	INDONESIA	Unclassified
Tin	PT HANJAYA PERKASA METALS	INDONESIA	Unclassified
Tin	PT HP Metals Indonesia	INDONESIA	Unclassified
Tin	PT Inti Stania Prima	INDONESIA	Compliant
Tin	PT Justindo	INDONESIA	Compliant
Tin	PT Karimun Mining	INDONESIA	Active
Tin	PT Kijang Jaya Mandiri	INDONESIA	Active
Tin	PT Koba Tin	INDONESIA	Unclassified
Tin	PT Mitra Stania Prima	INDONESIA	Compliant
Tin	PT Panca Mega Persada	INDONESIA	Compliant
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	Unclassified
Tin	PT Prima Timah Utama	INDONESIA	Compliant
Tin	PT Rajwa International	INDONESIA	Unclassified
Tin	PT Refined Bangka Tin	INDONESIA	Compliant
Tin	PT Sariwiguna Binasentosa	INDONESIA	Compliant
Tin	PT Seirama Tin Investment	INDONESIA	Unclassified
Tin	PT Singkep Times Utama	INDONESIA	Unclassified
Tin	PT Stanindo Inti Perkasa	INDONESIA	Compliant
Tin	PT Sukses Inti Makmur	INDONESIA	Compliant
Tin	PT Sumber Jaya Indah	INDONESIA	Compliant
Tin	PT Supra Sukses Trinusa	INDONESIA	Unclassified
Tin	PT Tambang Timah	INDONESIA	Unclassified
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	Compliant
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	Compliant
Tin	PT Tinindo Inter Nusa	INDONESIA	Compliant
Tin	PT Tirus Putra Mandiri	INDONESIA	Unclassified
Tin	PT Tommy Utama	INDONESIA	Compliant
Tin	PT Wahana Perkit Jaya	INDONESIA	Compliant
Tin	PT Yinchendo Mining Industry	INDONESIA	Unclassified
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	Compliant
Tin	Rui Da Hung	TAIWAN	Compliant
Tin	Soft Metais Ltda.	BRAZIL	Compliant
Tin	Thaisarco	THAILAND	Compliant
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Active
Tin	VQB Mineral and Trading Group JSC	VIET NAM	Compliant
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	Compliant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Active
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA	Unclassified
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	Compliant
Tungsten	ACL Metais Eireli	BRAZIL	Active
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Compliant

16

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	CFSI Status as of May 16, 2016
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Compliant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Compliant
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	In Progress
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	In Progress
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Compliant
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	Unclassified
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Compliant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Compliant
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	In Progress
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Compliant
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Compliant
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	Compliant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Compliant
Tungsten	H.C. Starck GmbH	GERMANY	Compliant
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	Compliant
Tungsten	HC Starck GmbH	GERMANY	Unclassified
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Compliant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Compliant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	Unclassified
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Compliant
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Compliant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Compliant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	In Progress
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Active
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Active
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Compliant
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Unclassified
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA	Unclassified
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	In Progress
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	In Progress
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Compliant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	In Progress
Tungsten	Kennametal Fallon	UNITED STATES	In Progress
Tungsten	Kennametal Huntsville	UNITED STATES	Compliant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Compliant
Tungsten	Moliren Ltd	RUSSIAN FEDERATION	Active
Tungsten	Niagara Refining LLC	UNITED STATES	Compliant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Compliant
Tungsten	Philippine Chuangin Industrial Co., Inc.	PHILIPPINES	Unclassified
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	In Progress
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	Unclassified
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	In Progress
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Compliant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM	Unclassified
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Compliant
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	Compliant
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION	Unclassified
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	In Progress

17

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner	CFSI Status as of May 16, 2016
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Compliant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Compliant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	In Progress
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Compliant

18